INVENTORIES	12 Months Ended
Dec. 31, 2025
Classes of current inventories [abstract]
INVENTORIES	INVENTORIES
9.1Accounting policies
Mainly comprise parts and materials for maintenance. Inventories are measured at average acquisition cost plus expenses such as non-recoverable taxes, customs expenses, and transportation expenses. Expenses with freight transfers between operational bases are not capitalized. Provisions for obsolescence of inventories are recorded for items not expected to be realized.
9.2Breakdown of inventories

	December 31,
Description	2025	2024

Maintenance materials and parts	1,000,881	966,701
Flight attendant, uniforms and others	25,288	30,430
Provision for losses	(53,637)	(53,553)
Total net	972,532	943,578
The movement of the provision for loss is as follows:

	December 31,
Description	2025	2024

Balances at the beginning of the year	(53,553)	(47,658)
Movement, net	(84)	(5,895)
Balances at the end of the year	(53,637)	(53,553)